Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CompuDyne Corporation (the "Company") on Form 10-Q for the period ended June 30, 2006 accompanying this certification and filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Geoffrey F. Feidelberg, Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss. 1350, that:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  August 4, 2006

                                            /s/ Geoffrey F. Feidelberg
                                            --------------------------
                                            Geoffrey F. Feidelberg
                                            Chief Financial Officer


                                       39